                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 28, 1998


                            PIONEER BANCSHARES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)



    Delaware                        0-84254                     62-1469913
    --------                        -------                     ----------
(State or Other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number)               Identification No.)
 Incorporation)


                 801 Broad Street, Chattanooga, Tennessee 37402
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (423) 755-0000
                       ----------------------------------
              (Registrant's Telephone Number, including Area Code)

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ITEM 5. OTHER EVENTS.

         On May 28, 1998 Pioneer Bancshares, Inc. (the "Company") and First American Corporation jointly announced the signing of an Agreement and Plan of Merger pursuant to which the Company will merge with and into First American Corporation, and a Stock Option Agreement pursuant to which the Company has granted an option to First American Corporation to purchase up to 748,222 shares of Company $0.01 par value common stock at an exercise price per share (subject to adjustment) of $67.50.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

               Exhibit No.          Description
               -----------          -----------
                  99.1              Press Release

                  99.2              Stock Option Agreement dated as of May 28,
                                    1998 between Pioneer Bancshares, Inc. and
                                    First American Corporation

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PIONEER BANCSHARES, INC.
                                    (REGISTRANT)



                                    /s/ Rodger B. Holley
                                    -------------------------------
                                    Rodger B. Holley
                                    President



Date:  June 4, 1998


                                      -3-

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                                INDEX TO EXHIBITS


    Exhibit
    -------
      99.1        Press Release



      99.2        Stock Option Agreement dated as of May 28, 1998 between
                  Pioneer Bancshares, Inc. and First American Corporation